CHRYSLER CORPORATION

                                    DODGE

                           SALES AND SERVICE AGREEMENT

                     Fort Mill Chrysler-Plymouth-Dodge, Inc.
                   (DEALER Firm Name and D/B/A, if applicable)

located at 3310 Highway 51 at Carowinds Boulevard    Fort Mill    South Carolina
                    (STREET)                          (CITY)        (STATE)

a(n)           Corporation                     hereinafter  called   DEALER  and
     (INDIVIDUAL, CORPORATION OR PARTNERSHIP)

Chrysler Corporation, a Delaware corporation, hereinafter sometimes referred to as "CC", have entered into this Chrysler Corporation Dodge Sales and Service Agreement, hereinafter referred to as "Agreement", the terms of which are as follows:

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     INTRODUCTION

The purpose of the relationship established by this Agreement is to provide a means for the sale and service of specified Dodge vehicles and the sale of CC vehicle parts and accessories in a manner that will maximize customer satisfaction and be of benefit to DEALER and CC.

While the following provisions, each of which is material, set forth the undertakings of this relationship, the success of those undertakings rests on a recognition of the mutuality of interests of DEALER and CC, and a spirit of understanding and cooperation by both parties in the day to day performance of their respective functions. As a result of such considerations, CC has entered into this Agreement in reliance upon and has placed its trust in the personal abilities, expertise, knowledge and integrity of DEALER's principal owners and management personnel, which CC anticipates will enable DEALER to perform the personal services contemplated by this Agreement.

It is the mutual goal of this relationship to promote the sale and service of specified CC products by maintaining and advancing their excellence and reputation by earning, holding and furthering the public regard for CC and all CC dealers.

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1    PRODUCTS COVERED

DEALER has the right to order and purchase from CC and to sell at retail only those specific models of CC vehicles, sometimes referred to as "specified CC vehicles," listed on the Motor Vehicle Addendum, attached hereto and incorporated herein by reference. CC may change the models of CC vehicles listed on the Motor Vehicle Addendum by furnishing DEALER a superseding Motor Vehicle Addendum. Such a superseding Motor Vehicle Addendum will not be deemed or construed to be an amendment to this Agreement.

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2    DEALER'S MANAGEMENT

CC has entered into this Agreement relying on the active, substantial and continuing personal participation in the management of DEALER's organization by:

          NAME                                        POSITION

William Saddler Anderson                         General Manager
-------------------------------------            ------------------------------

Bryan Scott Smith                                Vice President
-------------------------------------            ------------------------------

DEALER represents and warrants that at least one of the above-named individuals will be physically present at the DEALER's facility (sometimes referred to as "Dealership Facilities") during most of its operating hours and will manage all of DEALER's business relating to the sale and service of CC products. DEALER shall not change the personnel holding the above described position(s) or the nature and extent of his/her/their management participation without the prior written approval of CC.

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3    DEALER'S CAPITAL STOCK OR PARTNERSHIP INTEREST

If DEALER is a corporation or partnership, DEALER represents and agrees that the persons named below own beneficially the capital stock or partnership interest of DEALER in the percentages indicated below. DEALER warrants there will be no change affecting more than 50% of the ownership interest of DEALER, nor will there be any other change in the ownership interest of DEALER which may affect the managerial control of DEALER without CC's prior written approval.

                              Voting      Non-Voting    Partnership     Active
         Name                  Stock        Stock         Interest      Yes/No

Sonic Auto World, Inc.         100.00 %            %              %        No
-------------------------   ----------    ---------     ----------       ------
                                      %            %              %
-------------------------   ----------    ---------     ----------       ------
                                      %            %              %
-------------------------   ----------    ---------     ----------       ------
                                      %            %              %
-------------------------   ----------    ---------     ----------       ------
Total                          100.00 %            %              %
                            ----------    ---------     ----------



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4    SALES LOCALITY.

DEALER shall have the non-exclusive right, subject to the provisions of this Agreement, to purchase from CC those new specified CC vehicles, vehicle parts, accessories and other CC products for resale at the DEALER's facilities and location described in the Dealership Facilities and Location Addendum, attached hereto and incorporated herein by reference. DEALER will actively and effectively sell and promote the retail sale of CC vehicles, vehicle parts and accessories in DEALER's Sales Locality. As used herein, "Sales Locality" shall mean the area designated in writing to DEALER by CC from time to time as the territory of DEALER's responsibility for the sale of CC vehicles, vehicle parts and accessories, although DEALER is free to sell said products to customers wherever they may be located. Said Sales Locality may be shared with other CC dealers of the same line-make as CC determines to be appropriate.

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5    ADDITIONAL TERMS AND PROVISIONS

The additional terms and provisions set forth in the document entitled "Chrysler Corporation Sales and Service Agreement Additional Terms and Provisions" marked "Form 91 (C-P-D)," as may hereafter be amended from time to time, constitute a part of this Agreement with the same force and effect as if set forth at length herein, and the term "this Agreement" includes said additional terms and provisions.

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6    FORMER AGREEMENTS, REPRESENTATIONS OR STATEMENTS

This Chrysler Corporation Dodge Sales and Service Agreement and other documents (or their successors as specifically provided for herein) which are specifically incorporated herein by reference constitute the entire agreement between the parties relating to the purchase by DEALER of those new specified CC vehicles, parts and accessories from CC for resale; and it cancels and supersedes all earlier agreements, written or oral, between CC and DEALER relating to the purchase by DEALER of Dodge vehicles, parts and accessories, except for (a) amounts owing by CC to DEALER, such as payments for warranty service performed and incentive programs, or (b) amounts owing or which may be determined to be owed, as a result of an audit or investigation, by DEALER to CC due to DEALER's purchase from CC of vehicles, parts, accessories and other goods or services, or
(c) amounts DEALER owes
to CC, as a result of other extensions of credit by CC to DEALER. No representations or statements, other than those expressly set forth herein or those set forth in the applications for this Agreement submitted to CC by DEALER or DEALER's representatives, are made or relied upon by any party hereto in entering into this Agreement.

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7    WAIVER AND MODIFICATION

No waiver, modification or change of any of the terms of this Agreement or change or erasure of any printed part of this Agreement or addition to it (except the filling in of blank spaces and lines) will be valid or binding on CC unless approved in writing by the President or a Vice President or the National Dealer Placement Manager of Chrysler Corporation.

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8    AMENDMENT

DEALER and CC recognize that this Agreement does not have an expiration date and will continue in effect unless terminated under the limited circumstances set forth in Paragraph 28. DEALER and CC further recognize that the passage of time, changes in the industry, ways of doing business and other unforeseen circumstances may cause CC to determine that it should amend all Chrysler Corporation Dodge Sales and Service Agreements. Therefore, CC will have the right to amend this Agreement to the extent that CC deems advisable, provided that CC makes the same amendment in Chrysler Corporation Dodge Sales and Service Agreements generally. Each such amendment will be issued in a notice sent by certified mail or delivered in person to DEALER and signed by the President or a Vice President or the National Dealer Placement Manager of Chrysler Corporation. Thirty-five (35) days after mailing or delivery of such notice to DEALER, this Agreement will be deemed amended in the manner and to the extent set forth in the notice.

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9    ARBITRATION

Any and all disputes arising out of or in connection with the interpretation, performance or non-performance of this Agreement or any and all disputes arising out of or in connection with transactions in any way related to this Agreement (including, but not limited to, the validity, scope and enforceability of this arbitration provision, or disputes under rights granted pursuant to the statutes of the state in which DEALER is licensed) shall be finally and completely resolved by arbitration pursuant to the arbitration laws of the United States of America as codified in Title 9 of the United States Code, ss.ss.1-14, under the Rules of Commercial Arbitration of the American Arbitration Association (hereinafter referred to as the "Rules") by a majority vote of a panel of three arbitrators. One arbitrator will be selected by DEALER (DEALER's arbitrator). One arbitrator will be selected by CC (CC's arbitrator). These arbitrators must be selected by the respective parties within ten (10) business days after receipt by either DEALER or CC of a written notification from the other party of a decision to arbitrate a dispute pursuant to this Agreement. Should either CC or DEALER fail to select an arbitrator within said ten-day period, the party who so fails to select an arbitrator will have its arbitrator selected by the American Arbitration Association upon the application of the other party. The third arbitrator must be an individual who is familiar with business transactions and be a licensed attorney admitted to the practice of law within the United States of America, or a judge. The third arbitrator will be selected by DEALER's and CC's arbitrators. If said arbitrators cannot agree on a third arbitrator within thirty (30) days from the date of the appointment of the last selected arbitrator, then either DEALER's or CC's arbitrator may apply to the
American Arbitration Association to appoint said third arbitrator pursuant to the criteria set forth above. The arbitration panel shall conduct the proceedings pursuant to the then existing Rules.

Notwithstanding the foregoing, to the extent any provision of the Rules conflict with any provision of this Paragraph 9, the provisions of this Paragraph 9 will be controlling.

CC and DEALER agree to facilitate the arbitration by: (a) each party paying to the American Arbitration Association one-half (1/2) of the required deposit before the proceedings commence; (b) making available to one another and to the arbitration panel, for inspection and photocopying all documents, books and records, if determined by the arbitrator to be relevant to the dispute; (c) making available to one another and to the arbitration panel personnel directly or indirectly under their control, for testimony during hearings and prehearing proceedings if determined by the arbitration panel to be relevant to the dispute; (d) conducting arbitration hearings to the greatest extent possible on consecutive business days; and (e) strictly observing the time periods established by the Rules or by the arbitration panel for the submission of evidence and of briefs.

Unless otherwise agreed to by CC and DEALER, a stenographic record of the arbitration shall be made and a transcript thereof shall be ordered for each party, with each party paying one-half (1/2) of the total cost of such recording and transcription. The stenographer shall be state-certified, if certification is made by the state, and the party to whom it is most convenient shall be responsible for securing and notifying such stenographer of the time and place of the arbitration hearing(s).

If the arbitration provision is invoked when the dispute between the parties is either the legality of terminating this Agreement or of adding a new CC dealer of the same line-make or relocating an existing CC dealer of the same line-make, CC will stay the implementation of the decision to terminate this Agreement or add such new CC dealer or approve the relocation of an existing CC dealer of the same line-make until the decision of the arbitrator has been announced, providing DEALER does not in any way attempt to avoid the obligations of this Paragraph 9, in which case the decision at issue will be immediately implemented.

Except as limited hereby, the arbitration panel shall have all powers of law and equity, which it can lawfully assume, necessary to resolve the issues in dispute including, without limiting the generality of the foregoing, making awards of compensatory damages, issuing both prohibitory and mandatory orders in the nature of injunctions and compelling the production of documents and witnesses for pre-arbitration discovery and/or presentation at the arbitration hearing on the merits of the case. The arbitration panel shall not have legal or equitable authority to issue a mandatory or prohibitory order which: (a) extends or has effect beyond the subject matter of this Agreement, or (b) will govern the activities of either party for a period of more than two years; nor shall the arbitration panel have authority to award punitive, consequential or any damages whatsoever beyond or in addition to the compensatory damages allowed to be awarded under this Agreement.

The decision of the arbitration panel shall be in written form and shall include findings of fact and conclusions of law.

It is the intent and desire of DEALER and CC to hereby and forever renounce and reject any and all recourse to litigation before any judicial or administrative forum and to accept the award of the arbitration panel as final and binding, subject to no judicial or administrative review, except on those grounds set forth in 9 USC ss.10 and ss.11. Judgment on the award and/or orders may be entered in any court having jurisdiction over the parties or their assets. In the final award and/or order, the arbitration panel shall divide all costs (other than attorney fees, which shall be borne by the party incurring such fees and other costs specifically provided for herein) incurred in conducting the arbitration in accordance with what the arbitration panel deems just and equitable under the circumstances. The fees of DEALER's arbitrator shall be paid by DEALER. The fees of CC's arbitrator shall be paid by CC.

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10   SIGNATURE

This Agreement becomes valid only when signed by the President or a Vice President or the National Dealer Placement Manager of Chrysler Corporation and by a duly authorized officer or executive of DEALER if a corporation; or by one of the general partners of DEALER if a partnership; or by DEALER if an individual.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement which is finally executed at Auburn Hills, Michigan, in triplicate, on June 4, 1997.

                                  FORT MILL CHRYSLER-PLYMOUTH-DODGE, INC.
                                  ----------------------------------------------
                                   (DEALER Firm Name and D/B/A/, if applicable)

                                  By: /s/ O. Bruton Smith
                                      ------------------------------------------
                                         (Individual Duly Authorized to Sign)


                                  ----------------------------------------------
                                                    (Title)

                                              CHRYSLER CORPORATION

                                  By: /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                                National Dealer
                                               Placement Manager
                                  ----------------------------------------------
                                                    (Title)